                       OFFICE OF THE U.S. TRUSTEE - REGION 3

                              MONTHLY OPERATING REPORT

                         FOR THE MONTH ENDED MARCH 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)

--------------------------------------------------------------------------------

                         DOCUMENT       PREVIOUSLY          EXPLANATION
REQUIRED ATTACHMENTS:    ATTACHED        SUBMITTED            ATTACHED

1.  Tax Receipts           ( )              (X)                 (X)

2.  Bank Statements        ( )              ( )                 (X)

3.  Most recently filed
    Income Tax Return      ( )              (X)                 ( )

4.  Most recent Annual     ( )              (X)                 ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:

/s/ David R. Gibson                Senior Vice President/Chief Financial Officer
------------------------------     ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE



     David R. Gibson                               April 27, 1998
---------------------------------            -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

                       OFFICE OF THE U.S. TRUSTEE - REGION 3

                                     ATTACHMENT

                         FOR THE MONTH ENDED MARCH 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)


--------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 52 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                       OFFICE OF THE U.S. TRUSTEE - REGION 3
                              CONDENSED CONSOLIDATED
                              STATEMENT OF OPERATIONS
                         FOR THE MONTH ENDED MARCH 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)


--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) March 1998 Service, Rents & Maintenance Revenue and General & Administrative Expense include the favorable impact of quarter end adjustments to the allowance for doubtful accounts. The adjustments reflect the improvement in the Company's billing and collection processes. Billing reserves recorded against revenue included in Services, Rents & Maintenance Revenue, were $(0.8), $1.7 and $1.8 million, respectively, in March, February and January. Bad debt expense included in General & administrative expense was $(0.8), $1.6 and $1.5 million, respectively, in March, February and January.

                 MobileMedia Corporation and Subsidiaries
                  Consolidated Statements of Operations
         For the Quarter Ended March 31, 1998 and for the Months Ended
            March 31, 1998, February 28, 1998 and January 31, 1998
                               (Unaudited)
                              (in thousands)

                                              1st Qtr    March       February    January
                                               1998      1998          1998       1998
                                             --------  ---------     ---------  ---------
 Paging Revenues
  Service, Rents & Maintenance               $108,542  $  37,103 (1) $  35,198  $  36,241

 Equipment Sales
  Product Sales                                 6,621      2,251         2,137      2,233
  Cost of Products Sold                         5,513      1,806         1,671      2,037
                                             --------  ---------     ---------  ---------
    Equipment Margin                            1,107        445           466        196

  Net Revenue                                 109,650     37,548        35,664     36,437

 Operating Expense
  Service, Rents & Maintenance                 28,899      9,475         9,615      9,809
  Selling                                      15,703      5,483         5,113      5,106
  General & Administrative                     34,911      9,979 (1)    12,305     12,627
                                             --------  ---------     ---------  ---------
  Operating  Expense Before Depr. & Amort.     79,512     24,937        27,034     27,542

  EBITDA Before Reorganization Costs           30,137     12,612         8,630      8,895

  Reorganization Costs                          4,558      1,518         1,444      1,595
                                             --------  ---------     ---------  ---------

  EBITDA after Reorganization Costs            25,580     11,093         7,186      7,300

 Depreciation                                  24,194      7,897         7,770      8,527
 Amortization                                  24,735      8,245         8,245      8,246
                                             --------  ---------     ---------  ---------
  Total Depreciation and Amortization          48,929     16,142        16,015     16,773

 Operating Loss                               (23,349)    (5,049)       (8,829)    (9,472)

 Interest Expense                              14,626      4,913         4,576      5,138
 Other Expense                                     (1)         0             0         (1)
 Tax                                                0        (83)           42         42
                                             --------  ---------     ---------  ---------
 Net Loss                                    ($37,974)   ($9,878)     ($13,446)  ($14,650)
                                             --------  ---------     ---------  ---------
                                             --------  ---------     ---------  ---------

                                   See Accompanying Notes.

                       OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED CONSOLIDATED BALANCE SHEET
                         FOR THE MONTH ENDED MARCH 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)


--------------------------------------------------------------------------------


See balance sheet attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No.121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Certain balance sheet reclassifications have been made to reflect year end audit adjustments.

                 MobileMedia Corporation and Subsidiaries
                       Consolidated Balance Sheets
          As of March 31, 1998, February 28, 1998 and January 31, 1998
                              (Unaudited)
                             (in thousands)

                                                                       MARCH      FEBRUARY      JANUARY
                                                                        1998       1998(1)      1998(1)
                                                                     ----------   ----------   -----------
 ASSETS:
  CURRENT ASSETS:
   Cash                                                              $   15,608   $    4,701   $     4,837
   Accounts Receivable, Net                                              44,192       47,261        49,614
   Inventory                                                                461          609           713
   Prepaid Expenses                                                       4,381        5,072         5,070
   Other Current Assets                                                   5,198        5,182         5,039
                                                                     ----------   ----------   ----------
           TOTAL CURRENT ASSETS                                          69,839       62,825        65,272

  NONCURRENT ASSETS:
   Property and Equipment, Net                                          238,597      245,385       251,069
   Deferred Financing Fees, Net                                          22,028       22,332        22,636
   Investment In Net Assets Of Equity Affiliate                           1,766        1,766         1,766
   Intangible Assets, Net                                               982,199      990,411       998,623
   Other Assets                                                             475          495           528
                                                                     ----------   ----------   ----------
          TOTAL NONCURRENT ASSETS                                     1,245,065    1,260,388     1,274,621

   TOTAL ASSETS                                                      $1,314,904   $1,323,213    $1,339,894
                                                                     ----------   ----------   ----------
                                                                     ----------   ----------   ----------
 LIABILITIES AND STOCKHOLDERS' EQUITY:
  LIABILITIES NOT SUBJECT TO COMPROMISE:
   DIP Credit Facility                                               $        0   $        0   $    3,000
   Accrued Reorganization Costs                                           5,039        5,486        6,078
   Accrued Wages, Benefits and Payroll Taxes                             14,974       13,302       13,085
   Accounts Payable - Post Petition                                       2,356        1,921        1,491
   Accrued Interest (Chase & DIP Facilities )                             4,630        4,280        4,765
   Accrued Expenses and Other Current Liabilities                        34,555       35,152       34,445
   Advance Billings and Customer Deposits                                34,600       34,467       34,939
                                                                     ----------   ----------   ----------
           TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                   96,154       94,607       97,805

  LIABILITIES SUBJECT TO COMPROMISE:
   Accrued Wages, Benefits and Payroll Taxes                              3,093        3,093        3,093
   Chase Credit Facility                                                649,000      649,000      649,000
   Notes Payable - 10 1/2%                                              174,125      174,125      174,125
   Notes Payable - 9 3/8%                                               250,000      250,000      250,000
   Notes Payable - Yampol                                                   986          986          986
   Notes Payable - Dial Page 12 1/4%                                      1,570        1,570        1,570
   Accrued Interest On Notes Payable                                     20,423       20,423       20,423
   Accounts Payable- Pre Petition                                        19,694       19,694       19,694
   Accrued Expenses and Other Current Liabilities - Pre Petition         21,518       21,519       21,520
   Other Liabilities                                                      4,769        4,745        4,783
                                                                     ----------   ----------   ----------
           TOTAL LIABILITIES SUBJECT TO COMPROMISE                    1,145,178    1,145,155    1,145,194

  DEFERRED TAX LIABILITY                                                 72,097       72,097       72,097




  STOCKHOLDERS' EQUITY
   Class A Common Stock                                                      39           39           39
   Class B Common Stock                                                       2            2            2
   Additional Paid-In Capital                                           671,459      671,459      671,459
   Accumulated Deficit - Pre Petition                                  (437,127)    (437,127)    (437,127)
   Accumulated Deficit - Post Petition                                 (226,776)    (216,897)    (203,453)
                                                                     ----------   ----------   ----------
           Total Stockholders' Equity                                     7,598       17,477       30,920
   Less:
   Treasury Stock                                                        (6,123)      (6,123)      (6,123)
                                                                     ----------   ----------   ----------
           TOTAL STOCKHOLDERS' EQUITY                                     1,475       11,354       24,797

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $1,314,904   $1,323,213   $1,339,894
                                                                     ----------   ----------   ----------
                                                                     ----------   ----------   ----------

                                      See Accompanying Notes

                        FOOTNOTES TO THE FINANCIAL STATEMENTS:


1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

     In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material; however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Bankruptcy Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

     On January 27, 1998, the Company filed its Joint Plan of Reorganization with the Bankruptcy Court. On February 2, 1998, the Company filed its Disclosure Statement with the Bankruptcy Court. The Debtors are continuing to discuss the Plan for the stand-alone reorganization of the Debtors with the Steering Committee for the Debtors' secured creditors and with the Official Committee of Unsecured Creditors, and the Debtors and such Committees also are considering certain possible business combinations involving the Debtors under a plan of reorganization. Accordingly, the Debtors and such Committees agreed to adjourn a hearing concerning the adequacy of information contained in the Disclosure Statement that had been scheduled for April 14, 1998. There can be no assurance that the parties will reach agreement on a plan of reorganization or that any business combination will be effected.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. March 1998 Service, Rents & Maintenance Revenue and General & Administrative Expense include the favorable impact of quarter end adjustments to the allowance for doubtful accounts. The adjustments reflect the improvement in the Company's billing and collection processes. Billing reserves recorded against revenue included in Service, Rents & Maintenance Revenue, were $(0.8), $1.7 and $1.8 million, respectively, in March, February and January. Bad debt expense included in General & Administrative Expense was $(0.8), $1.6 and $1.5 million, respectively, in March, February and January.

5. Certain balance sheet reclassifications have been made to reflect year end audit adjustments.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.3 million units in service at March 31, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as SECOND THURSDAY, provides that if there is a change of control that meets the conditions of SECOND THURSDAY, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated or a sale of the Company will result in a change of control. The Company filed its Joint Plan of Reorganization with the Bankruptcy Court on January 27, 1998, which provides for such a change of control.
     The Company believes that the Joint Plan of Reorganization will meet the conditions of SECOND THURSDAY if consummated, but there can be no assurance that the Joint Plan of Reorganization will be consummated (see footnote 2). The Company has requested that the FCC grant an extension of the order staying the hearing for an additional six months to October 6, 1998. In the event that the Company were unable to consummate a Plan of Reorganization that satisfies the conditions of SECOND THURSDAY, or should the FCC not grant an extension of the stay of the hearing, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                       OFFICE OF THE U.S. TRUSTEE - REGION 3
                          CONSOLIDATED STATEMENT OF CASH
                             RECEIPTS AND DISBURSEMENTS
                         FOR THE MONTH ENDED MARCH 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)


--------------------------------------------------------------------------------

The Debtors have 52 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There could also be additional year end audit adjustments and adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Certain reclassifications have been made to reflect year end audit adjustments.

                    MobileMedia Corporation and Subsidiaries
                     Consolidated Statements Of Cash Flows
  For The Months Ended March 31, 1998, February 28, 1998 and January 31, 1998
                                  (Unaudited)
                                (in thousands)

                                                              March     February   January
                                                               1998      1998(1)    1998(1)
                                                             --------   --------   --------
  OPERATING ACTIVITIES
   NET LOSS                                                   ($9,878) ($13,446)   ($14,650)
   ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
   PROVIDED BY (USED IN) OPERATING ACTIVITIES:
    Depreciation And Amortization                              16,142     16,015     16,773
    Provision For Uncollectible Accounts And Returns           (1,619)     3,300      3,300
    Undistributed Earnings Of Affiliate                             0          0         23
    Deferred Financings Fees, Net                                 304        304        304
    Change In Operating Assets and Liabilities:
     Accounts Receivable                                        4,688       (946)      (929)
     Inventory                                                    149        103        155
     Prepaid Expenses And Other Assets                            662       (145)    (2,219)
     Accounts Payable, Accrued Expenses and Other               1,569       (235)      (181)
                                                             --------   --------   --------
  Net Cash Provided By (Used In) Operating Activities          12,017      4,950      2,576

  INVESTING ACTIVITIES
   Construction And Capital Expenditures,
     Including Net Change In Pager Assets                      (1,110)    (2,085)    (1,659)
                                                             --------   --------   --------
  Net Cash Used In Investing Activities                        (1,110)    (2,085)    (1,659)

  FINANCING ACTIVITIES

   Borrowings (Repayments) of DIP Credit Facility                   0     (3,000)    (7,000)
                                                             --------   --------   --------
  Net Cash Provided By (Used In) Financing Activities               0     (3,000)    (7,000)


  Net Increase (Decrease) In Cash And Cash Equivalents         10,907       (135)    (6,083)
  Cash And Cash Equivalents At Beginning Of Period              4,701      4,837     10,920
                                                             --------   --------   --------
  Cash And Cash Equivalents At End Of Period                 $ 15,608   $  4,701   $  4,837
                                                             --------   --------   --------
                                                             --------   --------   --------

                                     See Accompanying Notes

                       OFFICE OF THE U.S. TRUSTEE - REGION 3
     STATEMENT OF ACCOUNTS RECEIVABLE AGING AND AGING OF POSTPETITION ACCOUNTS
                                      PAYABLE
                         FOR THE MONTH ENDED MARCH 31, 1998



DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)


--------------------------------------------------------------------------------

-------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------
        $ 22,946,676     0 - 30 days old
     ------------------  ----------------------------------------
          16,407,866     31 - 60 days old
     ------------------  ----------------------------------------
           8,531,768     61 - 90 days old
     ------------------  ----------------------------------------
          18,874,586     91+ days old
     ------------------  ----------------------------------------
          66,760,896     TOTAL TRADE ACCOUNTS RECEIVABLE
     ------------------  ----------------------------------------
         (23,139,667)    ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
     ------------------  ----------------------------------------
          43,621,229     TRADE ACCOUNTS RECEIVABLE (NET)
     ------------------  ----------------------------------------
             570,325     OTHER NON-TRADE RECEIVABLES
     ------------------  ----------------------------------------
        $ 44,191,554     ACCOUNTS RECEIVABLE, NET
     ------------------  ----------------------------------------

--------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------
                         0-30       31-60    61-90     91+
                         Days       Days     Days      Days       Total
------------------  -------------  --------  --------  ------  -----------
ACCOUNTS PAYABLE    $  2,101,904   254,099     0         0     $ 2,356,003
------------------  -------------  --------  --------  ------  -----------

                       OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF OPERATIONS, TAXES,
                              INSURANCE AND PERSONNEL
                         FOR THE MONTH ENDED MARCH 31, 1998

DEBTOR NAME:   MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:   97-174 (PJW)


--------------------------------------------------------------------------------

----------------------------
STATUS OF POSTPETITION TAXES
-----------------------------------------------------------------------------------------------
                         BEGINNING        AMOUNT                       ENDING
                            TAX          WITHHELD        AMOUNT         TAX          DELINQUENT
                         LIABILITY      OR ACCRUED        PAID       LIABILITY          TAXES
-----------------------  ----------     ----------     ----------     ----------     ----------
FEDERAL
-----------------------  ----------     ----------     ----------     ----------     ----------
WITHHOLDING              $   10,344     $1,108,447     $1,109,444     $    9,347     $        0
-----------------------  ----------     ----------     ----------     ----------     ----------
FICA-EMPLOYEE                     0         20,688              0         20,688              0
-----------------------  ----------     ----------     ----------     ----------     ----------
FICA-EMPLOYER               158,788      1,495,460      1,432,301        221,947              0
-----------------------  ----------     ----------     ----------     ----------     ----------
UNEMPLOYMENT                 11,606         53,028         53,034         11,600              0
-----------------------  ----------     ----------     ----------     ----------     ----------
INCOME                            0              0              0              0              0
-----------------------  ----------     ----------     ----------     ----------     ----------
TOTAL FEDERAL TAXES         180,738      2,677,623      2,594,779        263,582              0
-----------------------  ----------     ----------     ----------     ----------     ----------
STATE AND LOCAL
-----------------------  ----------     ----------     ----------     ----------     ----------
WITHHOLDING                   7,927        191,938        181,825         18,040              0
-----------------------  ----------     ----------     ----------     ----------     ----------
SALES                       686,692      1,175,511      1,157,181        705,022              0
-----------------------  ----------     ----------     ----------     ----------     ----------
UNEMPLOYMENT                 46,590        213,807        202,647         57,750              0
-----------------------  ----------     ----------     ----------     ----------     ----------
REAL PROPERTY             4,779,002        383,695              0      5,162,697              0
-----------------------  ----------     ----------     ----------     ----------     ----------
OTHER                       847,052        110,486      1,158,549       (201,011)             0
-----------------------  ----------     ----------     ----------     ----------     ----------
TOTAL STATE  AND LOCAL    6,367,263      2,075,437      2,700,202      5,742,498              0
-----------------------  ----------     ----------     ----------     ----------     ----------
TOTAL TAXES              $6,548,001     $4,753,060     $5,294,981     $6,006,080     $        0
-----------------------  ----------     ----------     ----------     ----------     ----------

                      PAYMENTS TO INSIDERS AND PROFESSIONALS
                        FOR THE MONTH ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------
                                               INSIDERS
-----------------------------------------------------------------------------------------------------
Payee Name                        Position                  Salary/Bonus/   Reimbursable
                                                           Auto Allowance     Expenses        Total
------------------------  -------------------------------- ---------------  -------------  ----------
Alvarez & Marsal Inc. -   Chairman - Restructuring           $  57,153       $      -      $  57,153
Joseph A. Bondi
------------------------  -------------------------------- ---------------  -------------  ----------
Boykin, Roberta           Assistant Corporate Counsel            8,800              -          8,800
------------------------  -------------------------------- ---------------  -------------  ----------
Burdette, H. Stephen      Senior VP Corporate Development
                          and Senior VP Operations              15,000          2,052         17,052
------------------------  -------------------------------- ---------------  -------------  ----------
Cross, Andrew             Executive VP Sales
                          and Marketing                         17,500          8,370         25,870
------------------------  -------------------------------- ---------------  -------------  ----------
Grawert, Ron              Chief Executive Officer               30,769          8,037         38,806
------------------------  -------------------------------- ---------------  -------------  ----------
Gray, Patricia            Secretary/Acting General Counsel      13,085            609         13,694
------------------------  -------------------------------- ---------------  -------------  ----------
Gross, Steven             Senior VP Strategic Planning          14,865          1,418         16,283
------------------------  -------------------------------- ---------------  -------------  ----------
Hilson, Debra             Assistant Secretary                    4,662          2,747          7,409
------------------------  -------------------------------- ---------------  -------------  ----------
Hughes, Curtis            Assistant VP Mgmt.
                          Information Systems                    9,856          1,897         11,753
------------------------  -------------------------------- ---------------  -------------  ----------
Pascucci, James           Treasurer                              8,469          1,049          9,518
------------------------  -------------------------------- ---------------  -------------  ----------
Panzella, Vito            VP / Controller                        8,846              -          8,846
------------------------  -------------------------------- ---------------  -------------  ----------
Witsaman, Mark            Senior VP and Chief
                          Technology Officer                    15,269          2,971         18,240
-----------------------------------------------------------------------------------------  ----------
TOTAL PAYMENTS TO INSIDERS                                                                 $ 233,424
-----------------------------------------------------------------------------------------  ----------

                              FOR THE MONTH ENDED MARCH 31, 1998

--------------------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
--------------------------------------------------------------------------------------------------------------
                                                                                                      Holdback
                                                                                                        and
                                                          Date of                                     Invoice
                                                           Court       Invoices        Invoices       Balances
           Name and Relationship                          Approval    Received (1)       Paid           Due
-------------------------------------------------------  -----------  -------------  -------------  ----------
1.  Ernst & Young - Auditor, Tax and                      1/30/97     $  868,502     $  163,541     $  968,147
    Financial Consultants to Debtor
-------------------------------------------------------  -----------  -------------  -------------  ----------
2.  Latham & Watkins - Counsel to Debtor                  1/30/97         10,383         53,371         30,319
-------------------------------------------------------  -----------  -------------  -------------  ----------
3.  Alvarez & Marsal Inc.- Restructuring                  1/30/97        217,114        169,967        583,966
    Consultant to Debtor (2)
-------------------------------------------------------  -----------  -------------  -------------  ----------
4.  Sidley & Austin - Bankruptcy Counsel                  1/30/97        672,929        289,672        831,085
    to Debtor
-------------------------------------------------------  -----------  -------------  -------------  ----------
5.  Young, Conway, Stargate & Taylor -                    1/30/97              -              -         13,992
    Delaware Counsel to Debtor
-------------------------------------------------------  -----------  -------------  -------------  ----------
6.  Wiley, Rein & Fielding - FCC Counsel                  1/30/97         48,577         40,807        120,739
    to Debtor
-------------------------------------------------------  -----------  -------------  -------------  ----------
7.  Koteen & Naftalin - FCC Counsel                       6/11/97              -              -          3,945
    to Debtor
-------------------------------------------------------  -----------  -------------  -------------  ----------
8.  Houlihan, Lokey, Howard & Zukin -                     6/04/97              -        131,771         30,000
    Advisors to the Creditors' Committee
-------------------------------------------------------  -----------  -------------  -------------  ----------
9.  Jones, Day, Reavis & Pogue -                          4/03/97         25,799         13,136         37,750
    Counsel to the Creditors' Committee
-------------------------------------------------------  -----------  -------------  -------------  ----------
10. Morris, Nichols, Arsht & Tunnell -                    4/03/97          3,830          1,490          4,127
    Delaware Counsel to the Creditors' Committee
-------------------------------------------------------  -----------  -------------  -------------  ----------
11. Paul, Weiss, Rifkind, Wharton &
    Garrison - FCC Counsel to the Creditors'              4/25/97          1,933          1,649          3,270
    Committee
-------------------------------------------------------  -----------  -------------  -------------  ----------
12. The Blackstone Group LP -                             7/10/97              -        400,000        100,000
    Financial Advisors to Debtor
-------------------------------------------------------  -----------  -------------  -------------  ----------
13. Gerry, Friend & Sapronov, LLP. -                     10/27/97        109,084        100,981        157,299
    Counsel to Debtor
-------------------------------------------------------  -----------  -------------  -------------  ----------
TOTAL                                                                 $1,958,151     $1,366,385     $2,884,639
--------------------------------------------------------------------  -------------  -------------  ----------



(1) Excludes invoices for fees and expenses through March 31, 1998 that were received by the Debtors subsequent to March 31, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

----------------------------------
ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED MARCH 31, 1998
--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY         PAID        TOTAL
                                           PAYMENTS       DURING       UNPAID
NAME OF CREDITOR                             DUE          MONTH     POSTPETITION
--------------------------------------- -------------  -----------  ------------
The Chase Manhattan Bank - (Interest)   $  4,608,825   $4,608,825*     $  0
--------------------------------------- -------------  -----------  ------------

* Payment made on 4/1/98.


----------------------------------
QUESTIONNAIRE
FOR THE MONTH ENDED MARCH 31, 1998                                  YES     NO
------------------------------------------------------------------ -----   -----
1.   Have any assets been sold or transferred outside
     the normal course of business this reporting period?                   NO
------------------------------------------------------------------ -----   -----
2.   Have any funds been disbursed from any account other
     than a debtor in possession account?                                   NO
------------------------------------------------------------------ -----   -----
3.   Are any postpetition receivables (accounts, notes,
     or loans) due from related parties?                                    NO
------------------------------------------------------------------ -----   -----
4.   Have any payments been made of prepetition liabilities
     this reporting period?                                         YES
------------------------------------------------------------------ -----   -----
5.   Have any postpetition loans been received by the debtor
     from any party?                                                        NO
------------------------------------------------------------------ -----   -----
6.   Are any postpetition payroll taxes past due?                           NO
------------------------------------------------------------------ -----   -----
7.   Are any postpetition state or federal income taxes past due?           NO
------------------------------------------------------------------ -----   -----
8.   Are any postpetition real estate taxes past due?                       NO
------------------------------------------------------------------ -----   -----
9.   Are any postpetition taxes past due?                                   NO
------------------------------------------------------------------ -----   -----
10.  Are any amounts owed to postpetition creditors past due?               NO
------------------------------------------------------------------ -----   -----
11.  Have any prepetition taxes been paid during the
     reporting period?                                              YES
------------------------------------------------------------------ -----   -----
12.  Are any wage payments past due?                                        NO
------------------------------------------------------------------ -----   -----

     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.   The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August and repaid $5 million, $2 million, $7 million and $3 million of borrowings under the DIP facility during the months of October 1997, December 1997, January 1998 and February 1998 respectively. As of March 31, 1998 there were no funded borrowings under the DIP facility and a $0.5 million letter of credit issued in 1997 remained a contingent obligation of the Debtors under the DIP facility.

--------------------------------------------------------------------------------
                                     INSURANCE
                         FOR THE MONTH ENDED MARCH 31, 1998
--------------------------------------------------------------------------------
        THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE REPORTING PERIOD.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      PERSONNEL
                          FOR THE MONTH ENDED MARCH 31, 1998
--------------------------------------------------------------------------------
                                                            Full Time  Part Time
1. Total number of employees at beginning of period           3,371        39
----------------------------------------------------------  ---------  ---------
2. Number of employees hired during the period                   13         2
----------------------------------------------------------  ---------  ---------
3. Number of employees terminated or resigned
   during the period                                             55         7
----------------------------------------------------------  ---------  ---------
4. Total number of employees on payroll at end of period      3,329        34
----------------------------------------------------------  ---------  ---------